CONFIDENTIAL                                             INITIAL:
January 2002
COMPANY________
CONSULTANT_____


                  AGREEMENT TO ENGAGE PROSPERITUS CAPITAL CORP.
                           AS BUSINESS CONSULTANT FOR
                              PEOPLESWAY.COM , INC.


This Consulting Agreement (the "Agreement") is entered into this 2nd day of April 2002 by and between Peoplesway.Com , Inc, a Nevada Corporation (The "Company"), and Prosperitus Capital Corp. a Nevada Corporation, hereinafter PCC ( "Consultant").


RECITALSRECITALS
     The Consultant, through the expenditure of considerable money, time and effort, have created and developed, a system for providing financial services (the "Services") to private and public companies. The Company desires to obtain the assistance of the Consultant and on the basis of financial statements, initial reports submitted by The Company, and the representations that The Company has made to the Consultant describing The Company and its principals, the present and proposed business activities of The Company, its operations, financial condition and capital structure, and various agreements and documents related thereto, the Consultant are willing to provide such assistance, with respect to the Services.

CONFIDENTIAL                                             INITIAL:
December 21, 1999
COMPANY_____
CONSULTANT_____

     NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the sufficiency of which is hereby acknowledged by each of the parties, The Company and the Consultant hereby agree as follows:


I.     ENGAGEMENT
--     ----------
     The Company hereby engages and retains the Consultant as Business Consultant for and on behalf of The Company to perform the Services (as that term is hereinafter defined) and the Consultant hereby accepts such appointment on the terms and subject to the conditions hereinafter set forth and agree to use their best efforts in providing such Services. Company and Consultant agree that this is a non-binding agreement with respect to the cash only , unless a funding source acceptable to Company, and documented in Appendix A, that Consultant introduces to Company is utilized.



     II.     INDEPENDENT  CONTRACTOR
     ---     --------------------------
A. The Consultant shall be, and in all respects be deemed to be, an independent contractor in the performance of his duties hereunder, any law of any jurisdiction to the contrary notwithstanding.

B. The Consultant shall not, by reason of this Agreement or the performance of the Services, be or be deemed to be, an employee, agent, partner, co-venturer or controlling person of The Company, and the Consultant shall have no power to enter into any agreement on behalf of or otherwise bind The Company.

CONFIDENTIAL                                             INITIAL:
January 2002
COMPANY________
CONSULTANT_____

C. The Consultant shall not have or be deemed to have, fiduciary obligations or duties to The Company and shall be free to pursue, conduct and carry on for his own account (or for the account of others) such activities, employment's, ventures, businesses and other pursuits as the Consultant in its sole, absolute and unfettered discretion, may elect. THE CONSULTANT IS NOT REGISTERED BROKER DEALER OR ASSOCIATED PERSON OF SUCH, AND IS NOT PURPORTING TO ACT IN ANY CAPACITY REQUIRING REGISTRATION AS A BROKER DEALER OR ASSOCIATED PERSON.

D. Consultant will NOT directly or indirectly promote or maintain a market for the registrant's securities. Specifically the Consultant will NOT negotiate the capital raising transactions, will NOT solicit any purchasers of our common stock. Will NOT hold any funds or securities, will NOT participate in the establishment of a purchase price of our securities and will NOT prepare or offer any materials for any capital raising transaction.


E. Notwithstanding the above, no activity, employment, venture, business or other pursuit of the Consultant during the term of this agreement shall conflict with the Consultant's obligations under this Agreement or be adverse to The
Company's  interests  during  the  term  of  this  Agreement.




III.     SERVICES
----     --------
          The Consultant agrees to provide the following, hereafter collectively referred to as the "Services":

A. Advise The Company and/or any of its affiliates, associates, in its efforts in obtaining capital in an amount of $ 2,000,000. US in any form or structure acceptable to The Company with terms from an accepted entity(s)introduced by the Consultant to The Company.

B. Advise The Company and/or any of its affiliates, associates, in attaining public listed status in the US through a merger or other vehicle/action acceptable to management.

C. Best Efforts. The Consultant shall devote such time and best effort to the affairs of The Company as is reasonable and adequate to render the consulting services contemplated by this agreement.


IV.     EXPENSES
---     --------
     Both  The  Company  and  the  Consultant  agree  that:
A. Both the Consultant and The Company shall be responsible for their own normal and reasonable out-of-pocket expenses

V.     COMPENSATION
--     ------------
If,  at any time during the term of this Agreement and for a period of two years
(2) following the termination of this agreement, The Company obtains capital, acquires assets or any property, capital, financial assistance (i.e.; line of credit, bridge financing, IPO financing, reverse merger, debt or equity financing) of $2,000,000 or greater, under terms acceptable to The Company, from any of the entities in Appendix A, or their affiliations or persons, The Company agrees to:

1)

a) Pay the Consultant a finder's fee of: "Cash" payment $200,000.00 payable at closing from the closing escrow per Consultant wires instructions, or other equivalent payment, if acceptable to the Consultant.
b) Issue Eighty-Three Thousand Three Hundred Thirty-Three (83,333) shares of common stock* (the"Stock") 144 issued monthly until the agreement is cancelled or Twelve months, whichever occurs first.

 CONFIDENTIAL                                             INITIAL:
January 2002
COMPANY_________
CONSULTANT_____
c) If required by applicable law, or at the election of Consultant, the finder's fee will be deemed to have been earned by and be paid in a timely manner to a placement agent selected exclusively by Consultant.


*Once the common stock has been registered, or, after the one year period applicable under Rule 144, whichever occurs first, the Company at its sole cost and expense have its attorney issue an opinion letter for removal of the legend and release all stock transfer instructions on the common stock, except as maybe required under Rule 144. The Consultant agrees that the resale of said shares shall be limited to 15% per day of the average of the previous three months daily volume.


VI.     REPRESENTATIONS,  WARRANTIES  AND  COVENANTS
---     --------------------------------------------

A. EXECUTION. The execution, delivery and performance of this Agreement, in the time and manner herein specified, will not conflict with, result in a breach of, or constitute a default under any existing agreement, indenture, or other instrument to which either The Company or the Consultant is a party or by which either entity may be bound or affected.

B. NON-DISCLOSURE AND NON-CIRCUMVENTION. The Company hereby irrevocably agrees not to circumvent, avoid, bypass, or obviate, directly or indirectly, the intent of this Agreement, to avoid payment of fees in any transaction with any corporation, partnership or individual, introduced by the Consultant to The Company, in connection with any project, any loans or collateral, or other transaction involving any products, transfers or services, or addition, renewal extension, rollover, amendment, renegotiations, new contracts, parallel contracts/agreements, or third party assignments thereof. The Company understands and acknowledges that its obligations under this Non-Disclosure and Non-Circumvention Agreement are for the benefit of the Consultant and its successors and assigns, and that the Consultant's failure to delay in exercising any right, power and privilege hereunder shall not operate as a waiver thereof, nor shall any single or partial exercise thereof or the exercise of any other right, power or privilege hereunder operate as a waiver. The obligations of this provision shall remain in effect for a period of two (2) years.

C. CORPORATE AUTHORITY. Both The Company and the Consultant have full legal authority to enter into this Agreement and to perform the same in the time and manner contemplated.

1. The individuals whose signatures appear below are authorized to sign this Agreement on behalf of their respective corporations.


2. When issued, the Shares of The Company's Common Stock shall be duly and validly issued, fully paid and non-assessable.


VII.     TERM  AND  TERMINATION
-------------------------------
1.     A.     TERM:This Agreement shall be initially for a period of 360 days.
              -----
Any additional closings / advances or transactions involving equity / debt / strategic partnerships made between the parties introduced through this agreement for a period of Two (2) year's from this date shall provide for the same terms and conditions regarding compensation as identified in section V of this agreement. At the conclusion of 2 year's from the signing of this agreement no additional payments will be made to the Consultant unless a new agreement is entered into.

B. In no event shall any termination be effective until the expiration of at least sixty (60) days after the signing of this agreement.

C. After three hundred and sixty (360) days from the date hereof, The Company shall have the right to terminate CONSULTANT engagement hereunder by furnishing CONSULTANT with written notice of such termination.

D. However, no termination of this Agreement by The Company shall in any way affect the right of CONSULTANT to receive as a result of its Services rendered and transactions consummated its compensation as described in Section V of this agreement on any transactions which result in The Company receiving financing or other benefits hereunder.





VIII  CONFIDENTIAL  DATA
------------------------

A. The Consultant shall not divulge to others, any trade secret or confidential information, knowledge, or data concerning or pertaining to the business and affairs of The Company, obtained by the Consultant as a result of its engagement hereunder, unless authorized, in writing by The Company.

B           The  Company  shall  not  divulge  to  others,  any  trade secret or confidential information, knowledge, or data concerning or pertaining to the business and affairs of the Consultant, obtained by The Company as a result of its engagement hereunder, unless authorized, in writing, by the Consultant.

C. The Consultant shall not be required in the performance of its duties to divulge to The Company or any officer, director, agent or employee of The Company, any secret or confidential information, knowledge, or data concerning any other person, firm or entity (including, but not limited to, any such persons, firm or entity which may be a competitor or potential competitor of The Company) which the Consultant may have or be able to obtain otherwise than as a result of the relationship established by this Agreement.

IX  OTHER  MATERIAL  TERMS  AND  CONDITIONS:
--------------------------------------------


A. INDEMNIFICATION. The Company agrees to indemnify and hold Consultant, its attorneys And all of its officers, directors, employees, affiliates and agents harmless from and against any And all manner of actions, causes of action, claims, demands, costs, damages, liabilities, losses, Obligations and expenses (including actual attorney's fees) arising or resulting from or related to Consultant's performance of the services to be provided hereunder, unless they are based upon State or Federal Securities law violations, misrepresentations, and breaches of this Agreement by Consultant or negligence or willful misconduct of Consultant. Consultant agrees to Indemnify and hold The Company, its attorneys and all of its officers, directors, and employees Affiliates and agents harmless from and against any and all manner of actions, causes of Action, claims, demands, costs, damages, liabilities, losses, obligations and expenses (including Actual attorney's fees) arising or resulting from or related to Consultant's performance of the Services to be provided hereunder, unless they are based upon State or Federal securities law Violations, misrepresentations or breaches of this Agreement by the Company.

B. ADDITIONAL INSTRUMENTS. Each of the parties shall from time to time, at the request of others, execute, acknowledge and deliver to the other party any and all further instruments that may be reasonably required to give full effect and force to the provisions of this Agreement.

C. ENTIRE AGREEMENT. Each of the parties hereby covenants that this Agreement is intended to and does contain and embody herein all of the understandings and Agreements, both written or oral, of the parties hereby with respect to the subject matter of this Agreement, and that there exists no oral agreement or understanding expressed or implied liability, whereby the absolute, final and unconditional character and nature of this Agreement shall be in any way invalidated, empowered or affected. There are no representations, warranties or covenants other than those set forth herein.


D.      LAWS  OF  THE  STATE  OF NORTH CAROLINA.  This Agreement shall be deemed to be made in, governed by and Interpreted under and construed in all respects in accordance with the laws of the State of
 North  Carolina,  irrespective of the country or place of domicile or residence
of  either  party.  In    the  event  of  controversy  arising  out  of  the
interpretation, construction, performance or breach of this Agreement, the parties hereby agree and consent to the jurisdiction and venue of the District or County Court of Mecklenburg County, North Carolina; or the United States District Court for the District of North Carolina, and further agree and consent that personal service or process in any such action or Proceeding outside of the State of North Carolina and Mecklenburg County shall be tantamount to service in person within Mecklenburg County, North Carolina and shall confer personal jurisdiction and venue upon either of said Courts.


E. ASSIGNMENTS. The benefits of the Agreement shall inure to the respective successors and assigns Of the parties hereto and of the indemnified parties hereunder and their successors and assigns and Representatives, and the obligations and liabilities assumed in this Agreement by the parties hereto Shall be binding upon their respective successors and assigns provided that the rights and Obligations of the Company under this Agreement may not be assigned or delegated without the Prior written consent of the Consultant, and any such purported assignment shall be null and void. Notwithstanding the foregoing, the Consultant may not assign or delegate its obligations and Rights under this Agreement without consent of the Company, in The Company's sole discretion.

F. ORIGINALS. This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed an original and constitute one and the same agreement. Facsimile copies with signatures shall be given the same legal effect as an original.

G. ADDRESSES OF PARTIES. Each party shall at all times keep the other informed of its principal place of business if different from that stated herein, and shall promptly notify the other of any change, giving the address of the new place of business or residence.

H. NOTICES. All notices that are required to be or may be sent pursuant to the provision of this Agreement shall be sent by certified mail, return receipt requested, or by overnight package delivery service to each of the parties at the address appearing herein, and shall count from the date of mailing or the validated air bill.

I. MODIFICATION AND WAIVER. A modification or waiver of any of the provisions of this Agreement shall be effective only if made in writing and executed with the same formality as this Agreement. The failure of any party to insist upon strict performance of any of the provisions of this Agreement shall not be construed as a waiver of any subsequent default of the same or similar nature or of any other nature.

J. ARBITRATION: Any controversy or claim arising out of or relating in any matter to this consulting agreement, or alleged breach thereof by either party, shall be settled by arbitration administered by the American Arbitration Association under its existing Commercial Arbitration Rules. All hearings as to any such controversy or claim shall be held in Mecklenburg county , North
Carolina. The prevailing party shall be entitled to an award of reasonable attorney's fees by the Arbritator(s) and it may be included in any award rendered. Judgement on the award rendered by the Arbiterator(s) may be entered in any State Court within the State of North Carolina having jurisdiction thereof or in the United Stated district Court for the District of North Carolina. The parties also agree that the AAA optional rules for Emergency Measures of Protection shall apply to the proceedings.


Solely by virtue of their respective execution of this Agreement and in consideration for the mutual covenants of each other, The Company and the Consultant hereby agree, consent and acknowledge that, in the event of the failure by The Company to pay the consideration to the Consultant or in the event of a breach of any other material term, the Consultant will be without adequate remedy-at-law and shall therefore, be entitled to immediately redress any material breach of this Agreement by temporary or permanent injunctive or mandatory relief obtained in an action or proceeding instituted in the District or County Court of Mecklenburg County, State of North Carolina or the United States District Court for the District of North Carolina without the necessity of proving damages and without prejudice to any other remedies which the Consultant may have at law or in equity.


XATTACHMENTS:
-------------

      A. See attached " Appendix A " which will become a part of and attached hereto.

APPROVED  AND  AGREED:

Consultant:

Prosperitus  Capital  Corp.
3000  N  Biscayne  Blvd.  Suite  3000
Miami  ,  FL  33132  USA
305-358-7344     Fax305-377-0111
__________________________/_________
By  Elliott  W.  Foxcroft.


Peoplesway.Com, Inc.
2969  Interstate  Street
Charlotte,  NC  28208
704-393-9551  Fax  704-391-0993

_________________________/____________
By  ,
It's  Chairman